UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2018 (May 7, 2018)

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Not applicable
(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2018 Stock Incentive Plan

On May 8, 2018 at the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Owens & Minor, Inc. (the “Company), the shareholders approved the Owens & Minor, Inc. 2018 Stock Incentive Plan (“2018 Plan”). The description of the 2018 Plan included in the Company's proxy statement filed with the Securities and Exchange Commission on March 26, 2018 is incorporated herein by reference.

Under the terms of the 2018 Plan, the Compensation & Benefits Committee of the Board of Directors (the “Board”) is authorized to grant equity and other incentive awards to employees and directors. Each equity grant made pursuant thereto will be evidenced by an agreement between the Company and the person named therein substantially in the form of the Exhibits attached hereto. The above description is qualified in its entirety by reference to the forms of agreement that the Company intends to use to grant restricted stock and restricted stock units, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Officer Severance Policy

The Company maintains an Officer Severance Policy (as amended, the “Policy”), a copy of which was filed as exhibit 10.4 to the Company’s Form 10-Q for the quarter ended June 30, 2016, that provides for certain severance benefits and payments to officers of the Company upon a qualifying termination of employment.

On May 7, 2018, the Board approved amendments to the Policy to clarify the officers eligible for benefits under the Policy and to modify the benefits related to post-employment healthcare support. The above description is qualified in its entirety by reference to the Policy that is being filed as Exhibit 10.4 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 23, 2018, the Board approved an amendment and restatement of the Bylaws of the Company, to take effect on May 8, 2018, to reduce the number of directors constituting the Board from 12 to 10 to reflect the number of directors comprising the Board immediately following the Annual Meeting of Shareholders on May 8, 2018. The Amended and Restated Bylaws of the Company are included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Company’s 2018 Annual Meeting of Shareholders on May 8, 2018, the matters described below were voted upon and approved as indicated. There were 61,822,277 shares of common stock entitled to vote at the meeting and 56,398,288 shares were voted in person or by proxy (approximately 91.23% of shares entitled to vote).

(1)	Election of ten directors, each for a one-year term, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stuart M. Essig	44,719,270	1,350,719	136,995	10,191,304
John W. Gerdelman	44,741,350	1,348,427	117,207	10,191,304
Barbara B. Hill	44,569,217	1,487,819	149,948	10,191,304
Lemuel E. Lewis	44,882,446	1,201,978	122,560	10,191,304
Martha H. Marsh	44,271,059	1,739,497	196,428	10,191,304
Mark F. McGettrick	44,911,861	1,172,161	122,962	10,191,304
Eddie N. Moore, Jr.	43,103,675	2,941,612	161,697	10,191,304
P. Cody Phipps	43,865,000	2,173,919	168,065	10,191,304
Robert C. Sledd	43,564,468	2,490,251	152,265	10,191,304
Anne Marie Whittemore	43,395,198	2,695,581	116,205	10,191,304

(2)	Approval of the Owens & Minor, Inc. 2018 Stock Incentive Plan as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,078,785	2,892,461	235,738	10,191,304

(3)	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,155,314	2,003,606	239,368	10,191,304

(4)	Advisory vote to approve the compensation of our named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,521,000	4,399,019	286,965	10,191,304

Item 8.01. Other Events

Director Compensation

On May 7, 2018, after conducting a market review with respect to other leading companies of similar size to the Company and with respect to the Company’s peer group, under the supervision of the Governance & Nominating Committee, and upon recommendation of the Company’s independent compensation consultant, the Board approved changes to the compensation arrangements for the independent directors of the Company.  The changes align director compensation with the approximate median director compensation of the Company’s peer group.

Effective immediately, the Company will provide each independent director an annual cash retainer of $60,000, and an annual restricted stock award with a grant date value of $175,000, and will discontinue meeting fees with respect to meetings of the Board and its committee.

The Board set annual cash retainers for the Company’s Audit, Compensation & Benefits, and Governance & Nominating committee chairs, at $20,000, $20,000 and $15,000, respectively.  The Board also approved fixed annual cash retainer for the lead independent director at $40,000.

The Board also increased the requirement for the independent directors to own Company common stock to an aggregate value of $325,000, which is consistent with the median value of the Company’s peer group. Existing independent directors have until May 8, 2023 to reach this ownership level and any new independent directors elected after May 8, 2018 have until five years after their election to reach this ownership level.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1    Amended and Restated Bylaws of the Company

10.1    Form of Owens & Minor Director Restricted Stock Agreement under the Company’s 2018 Stock Incentive Plan

10.2    Form of Owens & Minor Restricted Stock Agreement under the Company’s 2018 Stock Incentive Plan

10.3    Form of Owens & Minor Restricted Stock Unit Agreement under the Company’s 2018 Stock Incentive Plan

10.4    Owens & Minor, Inc. Officer Severance Policy dated May 7, 2018

10.5    Owens & Minor, Inc. 2018 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed March 26, 2018 (File No. 001-09810))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: May 9, 2018                By:     /s/ Nicholas J. Pace____
Name: Nicholas J. Pace
Title: Executive Vice President, General             Counsel, Corporate Secretary and Communications

Exhibit Index

Exhibit No.            Description

3.1                Amended and Restated Bylaws of the Company

10.1	Form of Owens & Minor Director Restricted Stock Agreement under the Company’s 2018 Stock Incentive Plan

10.2	Form of Owens & Minor Restricted Stock Agreement under the Company’s 2018 Stock Incentive Plan

10.3	Form of Owens & Minor Restricted Stock Unit Agreement under the Company’s 2018 Stock Incentive Plan

10.4	Owens & Minor, Inc. Officer Severance Policy dated May 7, 2018

10.5	Owens & Minor, Inc. 2018 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed March 26, 2018 (File No. 001-09810))